Bakkt Announces Preliminary Second Quarter 2025 Financial Results and Definitive Agreement to Sell Loyalty Business ALPHARETTA, GA – July 28, 2025 – Bakkt Holdings, Inc. (“Bakkt”) (NYSE: BKKT) today announced certain preliminary financial results for the three-month period ended June 30, 2025, and the signing of a definitive agreement to sell its Loyalty business, marking the final step in the Company’s realignment to a pure-play crypto infrastructure company. Preliminary financial results for three-month period ended June 30, 2025: • Total revenues for the second quarter of 2025 are estimated to be in a range of $577 million to $579 million. • Gross crypto revenues for the second quarter of 2025 are estimated to be in a range of $568 million to $569 million. • Net loyalty revenues for the second quarter of 2025 are estimated to be in a range of $9 million to $10 million. • Total crypto costs and execution, clearing and brokerage fees for the second quarter of 2025 are estimated to be in a range of $565 million to $566 million. • Available cash and cash equivalents and restricted cash1 at June 30, 2025 are estimated to be in a range of $60 million to $62 million. • The Company has access to $40 million of liquidity from the Revolving Credit Agreement, all of which is undrawn. • Net cash used in operating activities (excluding customer funds payable) for the second quarter of 2025 is estimated to be in a range of $13 million to $15 million. Sale of Loyalty Business: • On July 23, 2025, the Company entered into a definitive agreement to sell its Loyalty business to Project Labrador Holdco, LLC, a wholly owned subsidiary of Roman DBDR Technology Advisors, Inc. The transaction, which is subject to customary closing conditions, is expected to close in the third quarter of 2025. The transaction will include monetary accommodations to the buyer of an amount of cash equal to $11 million plus (i) the amount of estimated negative working capital of the business as of the closing and (ii) the amount of estimated indebtedness, subject to post-closing adjustments, as well as a short-term loan of certain restricted cash transferred with the business to facilitate the transfer. The Company will report the Loyalty business as a discontinued operation beginning in Q3 2025, allowing management to focus resources on the Company’s core crypto offerings and stablecoin payments infrastructure. Management Commentary: “With the pending sale of our Loyalty business, Bakkt is achieving a significant milestone and fully embracing its future as a streamlined, pure-play crypto infrastructure company,” commented Andy Main, President and Co-CEO of Bakkt. “This strategic realignment is about sharpening our focus, allowing us to dedicate all our resources to our core crypto offerings and the immense opportunities in the stablecoin payments ecosystem. We are pleased with the capabilities of Roman DBDR to innovate the loyalty business and serve clients with excellence.” Akshay Naheta, Co-CEO, stated, “As we conclude on our divestiture initiatives, we are now singularly focused on accelerating innovation, enhancing operational efficiency, and building for scale. This refined strategy positions us to unlock new client opportunities, deploy agentic AI solutions targeted at enhancing our crypto and stablecoin offerings, upgrade our trading technology stack, and execute aggressively on our treasury strategy. We believe the path ahead is clear—and will lead to meaningful, long-term value creation for both our customers and shareholders.” Disclosures regarding preliminary financials: The preliminary financial information set forth above has not been reviewed or audited by Bakkt’s independent registered accounting firm and is subject to revision and is anticipated to be finalized in connection with the completion of the Bakkt’s Quarterly Report on 1 Restricted cash is held to satisfy certain minimum capital requirements pursuant to regulatory requirements, or as collateral for insurance contracts and our purchasing card facility.

Form 10-Q for the quarter ended June 30, 2025. Bakkt’s preliminary estimates above are not a comprehensive statement of Bakkt’s financial results and are not necessarily indicative of the results to be expected as of or for the quarter ended June 30, 2025, or any future period. Accordingly, you should not place undue reliance on these preliminary estimates. Bakkt expects to report its second quarter 2025 results during a conference call in August, at which point it will discuss its second quarter 2025 financial results in more detail. During the course of Bakkt’s quarter-end closing procedures and review process, including the finalization of its financial statements for and as of the quarter ended June 30, 2025, Bakkt may identify items that would require it to make adjustments, which may be material, to the information presented above. As a result, the estimates above constitute forward-looking information and are subject to risks and uncertainties, including possible adjustments to preliminary results. See “Cautionary Note Regarding Forward-Looking Statements” for further details. ### About Bakkt Founded in 2018, Bakkt builds solutions that enable our clients to grow with the crypto economy. Through institutional-grade trading and onramp capabilities, our clients leverage technology that’s built for sustainable, long-term involvement in crypto. Bakkt is headquartered in Alpharetta, GA. For more information, visit: https://www.bakkt.com/ | X - @Bakkt | LinkedIn. Bakkt-E Source: Bakkt Holdings, Inc. Contacts Investor Relations: ir@bakkt.com Media: bakkt@forefrontcomms.com Cautionary Note Regarding Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, Bakkt’s preliminary financial results and the timing for Bakkt announcing its audited financial results, among others. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of Bakkt’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond Bakkt’s control. Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements as a result of the following factors, among others: changes resulting from the Company’s finalization of its financial statements for and as of the quarter ended June 30, 2025; information or new changes in facts or circumstances that may occur prior to the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 that are required to be included in such quarterly report; the Company's failure to implement the Company's business plans or strategies; the Company’s ability to continue as a going concern; the Company’s ability to grow and manage growth profitably; the possibility that the Company may be unable to obtain the applicable regulatory approvals to execute on the cooperation agreement with Distributed Technologies Research Global Ltd. (“DTR”); finalizing the proposed commercial agreement with DTR, including whether such agreement will be executed on terms favorable to the Company or if at all, or be completed on the expected timeline, and whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of its updated investment policy (“Investment Policy”) as described in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 10, 2025 (the “June 10, 2025 8-K”); the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s Investment Policy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange- traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its Investment Policy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and continued access to the line of credit with Intercontinental Exchange Holdings, Inc.; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s ability to successfully complete a strategic transaction of the Loyalty business; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its most recent quarterly report on Form 10-Q for the quarter ended March 31, 2025, and the risks regarding the Company’s adoption of its Investment Policy set forth in Exhibit 99.1 to the June 10, 2025 8-K. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this press release. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events.